                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 17, 2004


                  CHASE CREDIT CARD OWNER TRUST, SERIES 2002-6
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)



       United States                    333-84400                22-2382028
----------------------------    -------------------------    -------------------
(State or other jurisdiction    (Commission File Numbers)      (IRS Employer
of incorporation)                                            Identification No.)


              White Clay Center, Building 200, Newark, DE            19711
              -------------------------------------------          ----------
              (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Credit Card Owner Trust, Series 2002-6 ("Series 2002-6"), which issued multiple classes of Asset Backed Notes.

         On February 17, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Notes of Series 2002-6 contemplated by the related Indenture. A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

         Exhibits      Description
         --------      -----------
           20.1        Monthly Noteholders Statement with respect to theFebruary
                       17, 2004 distribution.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 17, 2004

                                       By: CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION,
                                       as Administrator


                                       By:  /s/ Patricia M. Garvey
                                       -----------------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.         Description
-----------         -----------
   20.1             Monthly Statement to Noteholders on February 17, 2004